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                                                                    EXHIBIT 10.5


THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

Warrant No. 1                                                         Void after
                                                               February 28, 2001

                          GIGA INFORMATION GROUP, INC.
                        PREFERRED STOCK PURCHASE WARRANT
                        --------------------------------

     This Warrant is issued, for good and valuable consideration, receipt of which is hereby acknowledged, to RRE Giga Investors, LP. (the "Holder") by Giga Information Group, Inc., a Delaware corporation (the "Company"), in connection with and as part of the issuance of a Convertible Promissory Note of even date herewith (the "Note"). Each capitalized term not defined herein shall have the meaning ascribed to it in the Note.

     1.  Purchase of Shares.  Subject to the terms and conditions hereinafter
         ------------------
set forth, if a Qualified Series B Financing (as defined below) shall have occurred on or before February 28, 1996, the Holder shall be entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company such number of shares (the "Shares") of Series B Preferred Stock ("Series B Preferred Stock") as shall equal the quotient obtained by dividing 1,000,000 by the average price per share of the Series B Preferred Stock issued as of the time the Company first consummates a Qualified Series B Financing (excluding from the calculation of such price per share the shares issued or issuable hereunder or upon conversion of the Note). For example, if the Company shall consummate a Qualified Series B Financing with an average price per share of $ 15, the aggregate number of shares issuable upon exercise of this Warrant shall be 1,000,000/15, or 66,667 shares of Series B Preferred Stock. In the event that the Company shall issue warrants ("Series B Financing Warrants") to purchasers of its Series B Preferred Stock in a Qualified Series B Financing, then the Company shall issue to the Holder a warrant (the "Anti-Dilution Warrant") of like terms and exercisable for the same class of stock as are the Series B Financing Warrants. The number of shares issuable upon exercise of the Anti- Dilution Warrant shall equal the product of the quotient of (i) 1,000,000 divided by the sum of (A) the gross proceeds to the Company from the sale for cash of its Series B Preferred Stock on or before February 28, 1996 in such Qualified Series B Financing (other than the

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stock issued or issuable on conversion of the Note or exercise of this Warrant)
plus (B) the aggregate initial exercise price of the Series B Financing Warrants, multiplied by (ii) the number of shares of capital stock initially issuable upon exercise of the Series B Financing Warrants (excluding shares of capital stock issuable pursuant to any Additional Warrant issued pursuant to
Section 4.6 of the Purchase Agreement). For the purpose of any calculation hereunder, of the purchase price of the Series B Preferred Stock, no portion of the proceeds of the Qualified Series B Financing shall be allocated to any Series B Financing Warrant. A "Qualified Series B Financing" shall mean the sale, on or before February 28, 1996, for cash, in one or a series of transactions, of shares of its Preferred Stock having terms no less favorable, take as a whole, to the purchasers than those set forth in Exhibit I hereto, for gross proceeds to the Company of at least $8 million (excluding the proceeds from the sale of the Note upon its initial issuance).

     2.  Exercise Price.  The exercise price for the Shares shall be 67% of the
         --------------
average per share price (prior to expenses and commissions) at which the Company shall sell shares of its Series B Preferred Stock in a Qualified Series B Financing (excluding from the calculation of such price per share the shares issued or issuable hereunder or upon conversion of the Note). Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price"). Fractional shares will be payable by the Company in cash.

     3.  Exercise Period.  This Warrant is exercisable at any time and from time
         ---------------
to time, in whole or in part following the consummation by the Company of a Qualified Series B Financing and, except as provided below, shall remain so exercisable until and including the earlier of February 28, 2001 and the date five years from which the Company shall have first consummated a Qualified Series B Financing. If not otherwise exercised pursuant to Section 4 hereof, this Warrant shall immediately terminate upon (a) the closing of the issuance and sale of shares of Common Stock of the Company in the Company's first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, (the "Initial Public Offering"),
(b) the sale of all or substantially all the assets of the Company or (c) the merger of the Company into or consolidation with any other entity in which at least 50% of the voting power of the Company is transferred (an "Acquisition"). In the event of a transaction of the kind described above in this paragraph, the Company shall notify the Holder at least ten (10) days prior to the consummation of such event or transaction.

     4.  Method of Exercise.
         ------------------

     (a) Exercise for Cash.  The purchase right represented by this Warrant may
         -----------------
be exercised by the holder hereof, in whole or in part and from time to time, by either, at the election of the holder hereof, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit B duly executed) at
                                                     ---------
the principal office of the Company and by the payment to the Company, by check, of an amount equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased. The person or

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persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days of receipt of such notice and, unless this Warrant has been fully exercised or expired, a new warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

     (b)  Net Issue Exercise.
          ------------------

     (i) In lieu of exercising this Warrant, the holder hereof may elect to receive shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the holder hereof a number of shares of Series B Preferred Stock computed using the following formula:

                                   X = Y(A-B)
                                       -----
                                       A

Where  X =  The number of shares of Series B Preferred Stock to be issued to the holder hereof.

       Y = the number of shares of Series B Preferred Stock purchasable under this Warrant.

       A =  the fair market value of one share of Series B Preferred Stock.

       B =  Exercise Price (as adjusted to the date of such calculations).

     (ii) For purposes of this Section, fair market value of the Company's Preferred Stock shall mean the price determined by the Company's Board of Directors, acting in good faith upon a review of all relevant factors; provided, however, that if this Warrant is exercised in conjunction with the Company's Initial Public Offering, the fair market value of the Series B Preferred Stock shall be equal to the offering price less any applicable underwriters' discounts and commissions.

     5.  Reservation of Shares. The Company covenants that it will, at all times
         ---------------------
after the Qualified Series B Financing, keep available such number of authorized shares of its Series B Preferred Stock and Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares

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specified herein and the conversion of the Shares, if any, upon exercise of this
Warrant. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

     6.  Adjustment of Exercise Price and Number of Shares.  The number of and
         -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

     (a) Conversion or Redemption of Series B Preferred Stock.  Should all of
         ----------------------------------------------------
the Company's Series B Preferred Stock be, at any time prior to the expiration of this Warrant, redeemed or converted into shares of the Company's Common Stock in accordance with the Company's Articles of Incorporation, as amended and/or restated and effective immediately prior to the redemption or conversion of all of the Company's Series B Preferred Stock, then this Warrant shall immediately become exercisable for that number of shares of the Company's Common Stock equal to the number of shares of Common Stock which would have been received if this Warrant had been exercised in full and the Shares received thereupon had been simultaneously converted into Common Stock immediately prior to such event. The Exercise Price per share of Common Stock shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate purchase price of the number of shares of Series B Preferred Stock for which this Warrant was exercisable immediately prior to such conversion or redemption by (y) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion or redemption.

     (b) Subdivisions and Combinations.  If the Company shall at any time prior
         -----------------------------
to the expiration of this Warrant subdivide its Series B Preferred Stock, by split up or otherwise, or combine its Series B Preferred Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (c) Stock Dividends and Distributions.  In case the Company shall at any
         ---------------------------------
time while this Warrant is outstanding and unexpired pay a dividend with respect to Series B Preferred Stock, payable in shares of such stock (except any distribution provided for in Section 6(b) or 6(d) herein), then the Exercise Price in effect immediately prior to the record date for distribution of such dividend or in the event that no record date is fixed, upon the making of such dividend shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of shares of such stock outstanding immediately prior to such dividend and (ii) the denominator of which shall be the total number of shares of such stock outstanding immediately after such dividend.


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     (d) Reclassification, Reorganization and Consolidation. In case of any
         --------------------------------------------------
reclassification, conversion of Series B Preferred Stock into Common Stock, or capital reorganization or change in the Series B Preferred Stock, of the Company (other than as provided for in Sections 6(a), (b) and (c) above), then, as a condition of such reclassificonversion, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder of this Warrant, so that such Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, conversion, reorganization or change by a holder of the same number of shares of Series B Preferred Stock as were purchasable by the Holder of this Warrant immediately prior to such reclassification, conversion, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

       (e) Notice of Adjustment.  When any adjustment is required to be made in
           --------------------
the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the Holder of such event and of the number of shares of Series B Preferred Stock or other securities or property thereafter purchasable upon exercise of the Warrant.

     7.  No Fractional Shares.  No fractional shares shall be issued upon the
         --------------------
exercise of this Warrant, and the number of shares of stock issued upon exercise of this Warrant shall be rounded to the nearest whole share. In lieu of the Company issuing any fractional shares to the Holder upon a net exercise under
Section 4(b) hereof, the Company shall pay to the Holder the fair market value of such fractional share, as determined in good faith by the Company's Board of Directors.

     8.  No Stockholder Rights.  Prior to exercise of this Warrant, the Holder
         ---------------------
shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

     9.  Exchange of Warrant.  Subject to any restriction upon transfer set
         -------------------
forth in this Warrant, each Warrant may be exchanged for another Warrant or Warrants of like tenor and representing in the aggregate a like number of Warrants. Any Holder desiring to exchange a Warrant or Warrants shall make such request in writing delivered to the Company, and

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shall surrender, properly endorsed, the Warrant or Warrants to be so exchanged.
Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant or Warrants, as the case may be, as so requested.

     10.  Mutilated or Missing Warrants.  In case any Warrant shall be
          -----------------------------
mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also reasonably satisfactory to the Company. An applicant for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     11.  Payment of Taxes.  The Company will pay all taxes (other than any
          ----------------
income taxes or other similar taxes), if any, attributable to the initial issuance of the Warrant and the issuance of the Shares upon the exercise of the Warrant, provided, however, that the Company shall not be required to pay any
         --------  -------
tax or taxes which may be payable in respect of the issuance or delivery of any Warrant, or the transfer thereof, and no such issuance, delivery or transfer shall be made unless and until the person requesting such issuance or transfer has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that no such tax is payable or such tax has been paid.

     12.  Registration.  The Warrants shall be numbered and shall be registered
          ------------
in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with knowledge of such facts that its participation therein amounts to bad faith.

     13.  Transfer of Warrants.  The Warrants shall be transferable on the books
          --------------------
of the Company (the "Warrant Register") only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer, and only with the prior written consent of the Company. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants

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to be transferred on its books to any person, unless the Holder of such Warrants shall furnish to the Company evidence of compliance with the Securities Act of 1933, as amended and applicable state blue sky laws.

     14.  Successors and Assigns.  The terms and provisions of this Warrant
          ----------------------
shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

     15.  Amendments and Waivers.  Except for the number of shares purchasable
          ----------------------
under this Warrant and except for the "Purchase Price" (as set forth in Section 2 hereof), any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of this Warrant and other warrants of like tenor and effect issued of even date herewith entitled to a majority of the total number of Shares issuable pursuant to this Warrant and such other warrants (except that such consent will not be required for variations necessary to express the name of the holder). Any waiver or amendment effected in accordance with this section shall be binding upon each holder of this Warrant and any such other warrants at the time outstanding, each future holder of all such warrants, and the Company.

     16.  Governing Law.  This Warrant shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of Delaware without regard to the possible application of principles of conflict of laws.


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       IN WITNESS WHEREOF, the undersigned hereby executes this Stock Purchase
Warrant as of August ___, 1995.

                                   GIGA INFORMATION GROUP, INC.


                                   By: /s/ Michael J. Kolesar
                                       _________________________________________
                                       Michael Kolesar, Vice President - Finance



















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